SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2005, of Gartmore Mutual Funds II, Inc. (the “Registrant”).

I, Mark P. Bronzo, the Chairman, President and Chief Executive Officer of the Registrant, certify that, to the best of my knowledge:

1.	the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) or § 78o(d)); and

2.	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

September 7, 2005

Date

/s/ MARK P. BRONZO
Mark P. Bronzo
Chairman, President and Chief Executive Officer (principal executive officer)
Gartmore Mutual Funds II, Inc.

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or the Commission’s staff upon request.

SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2005, of Gartmore Mutual Funds II, Inc. (the “Registrant”).

I, Daniel W. Portanova, the Senior Vice President, Treasurer and Chief Operating Officer of the Registrant, certify that, to the best of my knowledge:

1.	the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) or § 78o(d)); and

2.	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

September 7, 2005

Date

/s/ DANIEL W. PORTANOVA
Daniel W. Portanova
Senior Vice President, Treasurer and Chief Operating Officer (principal financial officer)
Gartmore Mutual Funds II, Inc.

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or the Commission’s staff upon request.